UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 14, 2019, as part of a comprehensive review of the corporate governance policies of the Company, the Board, upon the recommendation of the Corporate Governance and Nominating Committee, approved a new Employee Code of Conduct (the “Code of Conduct”). The Code of Conduct was adopted to, among other things, (i) address recent developments in applicable law and regulatory guidance, (ii) improve its focus on the Company’s core values and take into account our previously announced Flowserve 2.0 Transformation program, (iii) reduce complexity and improve readability in order to make the Code of Conduct more accessible to a global and diverse employee base, (iv) provide additional clarity on acceptable and unacceptable behaviors and actions, including through the use of practical hypotheticals, and (v) make other technical, administrative, and non-substantive amendments to the Company’s existing Code of Business Conduct. The Code of Conduct applies to all directors, officers, and employees of the Company and its subsidiaries, establishing basic standards of business practice, as well as professional and personal conduct that are expected of all covered persons.

The adoption of the Code of Conduct did not relate to or result in any waiver, whether explicit or implicit, of any provision of the existing Code of Business Conduct. A copy of the Code of Conduct is available on the Company’s website at www.flowserve.com, under the “Corporate Governance” tab of the “Investors” menu. The contents of the Company’s website are not incorporated by reference in this report. The foregoing summary of the Code of Conduct is subject to and qualified in its entirety by reference to the full text of the Code of Conduct, attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

14.1	Flowserve Corporation Employee Code of Conduct.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: August 15, 2019	By:	/s/ Lanesha T. Minnix
Lanesha T. Minnix
Senior Vice President, Chief Legal Officer and Corporate Secretary